Exhibit 99.6


                       GE CAPITAL MORTGAGE SERVICES, INC.

                                MONTHLY STATEMENT

                                   APRIL 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-3

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1.   The amount of such distribution allocable to principal:

     Class 3-A1.......$    62.89726495   Class 3-A13.......$     0.00000000
                      ----------------                     ----------------
     Class 3-A2.......$     0.00000000   Class 3-A14.......$    10.15488943
                      ----------------                     ----------------
     Class 3-A3.......$     0.00000000   Class 3-A15.......$     0.00000000
                      ----------------                     ----------------
     Class 3-A4.......$     0.00000000   Class 3-PO........$     0.89732522
                      ----------------                     ----------------
     Class 3-A5.......$     0.68766207   Class 3-M.........$     0.68766057
                      ----------------                     ----------------
     Class 3-A6.......$     0.68766185   Class 3-B1........$     0.68766091
                      ----------------                     ----------------
     Class 3-A7.......$    13.67316350   Class 3-B2........$     0.68766091
                      ----------------                     ----------------
     Class 3-A8.......$     0.00000000   Class 3-B3........$     0.68765919
                      ----------------                     ----------------
     Class 3-A9.......$     0.00000000   Class 3-B4........$     0.68766816
                      ----------------                     ----------------
     Class 3-A10......$     0.00000000   Class 3-B5........$     0.68766718
                      ----------------                     ----------------
     Class 3-A11......$     0.00000000   Class 3-R.........$  1000.00000000
                      ----------------                     ----------------
     Class 3-A12......$     0.00000000
                      ----------------

     2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

     Class 3-A1.......$    57.12306921   Class 3-A13.......$     0.00000000
                      ----------------                     ----------------
     Class 3-A2.......$     0.00000000   Class 3-A14.......$     9.22263396
                      ----------------                     ----------------
     Class 3-A3.......$     0.00000000   Class 3-A15.......$     0.00000000
                      ----------------                     ----------------
     Class 3-A4.......$     0.00000000   Class 3-PO........$     0.81494753
                      ----------------                     ----------------
     Class 3-A5.......$     0.62453221   Class 3-M.........$     0.00000000
                      ----------------                     ----------------
     Class 3-A6.......$     0.62453201   Class 3-B1........$     0.00000000
                      ----------------                     ----------------
     Class 3-A7.......$    12.41791778   Class 3-B2........$     0.00000000
                      ----------------                     ----------------
     Class 3-A8.......$     0.00000000   Class 3-B3........$     0.00000000
                      ----------------                     ----------------

     Class 3-A9.......$     0.00000000   Class 3-B4........$     0.00000000
                      ----------------                     ----------------
     Class 3-A10......$     0.00000000   Class 3-B5........$     0.00000000
                      ----------------                     ----------------
     Class 3-A11......$     0.00000000   Class 3-R.........$   908.19639377
                      ----------------                     ----------------
     Class 3-A12......$     0.00000000
                      ----------------

     3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 3-A1.......$     6.24861756   Class 3-A13.......$     0.00000000
                      ----------------                     ----------------
     Class 3-A2.......$     6.24861758   Class 3-A14.......$     6.24861829
                      ----------------                     ----------------
     Class 3-A3.......$     6.24861805   Class 3-A15.......$     6.24861751
                      ----------------                     ----------------
     Class 3-A4.......$     6.24861766   Class 3-M.........$     6.24861679
                      ----------------                     ----------------
     Class 3-A5.......$     6.24861756   Class 3-B1........$     6.24861852
                      ----------------                     ----------------
     Class 3-A6.......$     6.24861771   Class 3-B2........$     6.24861852
                      ----------------                     ----------------
     Class 3-A7.......$     6.24861764   Class 3-B3........$     6.24860987
                      ----------------                     ----------------
     Class 3-A8.......$     6.24861714   Class 3-B4........$     6.24859492
                      ----------------                     ----------------
     Class 3-A9.......$     6.24861754   Class 3-B5........$     6.24860576
                      ----------------                     ----------------
     Class 3-A10......$     6.24861763   Class 3-R.........$     6.30000000
                      ----------------                     ----------------
     Class 3-A11......$     6.24861763   Class 3-S.........$     0.27505628
                      ----------------                     ----------------
     Class 3-A12......$     6.24861751
                      ----------------

     4.   Accrual Amount:

                     Class A13    $       49,241.79
                                  -----------------


     5.   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution: ........$     27,323.17
                                                                 ---------------

     The amounts below are for the aggregate of all Certificates:

     6. The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:...........$442,726,294.88
                                                                 ---------------

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal  Balance  set forth  above  .......................    1,551
                                                                           -----

     7. The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                     Class Certificate              Single
                                     Principal Balance       Certificate Balance
                                     -----------------       -------------------

          Class 3-A1.................$   34,293,856.53         $     937.10
                                     -----------------         ------------
          Class 3-A2.................$   39,250,000.00         $   1,000.00
                                     -----------------         ------------
          Class 3-A3.................$    5,441,592.00         $   1,000.00
                                     -----------------         ------------
          Class 3-A4.................$   47,000,000.00         $   1,000.00
                                     -----------------         ------------
          Class 3-A5.................$   42,592,788.40         $     999.31
                                     -----------------         ------------
          Class 3-A6.................$   42,592,787.41         $     999.31
                                     -----------------         ------------
          Class 3-A7.................$   60,438,550.86         $     986.33
                                     -----------------         ------------
          Class 3-A8.................$    7,000,000.00         $   1,000.00
                                     -----------------         ------------
          Class 3-A9.................$   34,200,000.00         $   1,000.00
                                     -----------------         ------------
          Class 3-A10................$   43,100,000.00         $   1,000.00
                                     -----------------         ------------
          Class 3-A11................$   29,500,000.00         $   1,000.00
                                     -----------------         ------------
          Class 3-A12................$   21,700,000.00         $   1,000.00
                                     -----------------         ------------
          Class 3-A13................$    7,929,670.79         $   1,006.25
                                     -----------------         ------------
          Class 3-A14................$    4,799,830.21         $     989.85
                                     -----------------         ------------
          Class 3-A15................$    3,183,573.00         $   1,000.00
                                     -----------------         ------------
          Class 3-PO.................$      764,298.19         $     999.10
                                     -----------------         ------------
          Class 3-M..................$    5,570,166.98         $     999.31
                                     -----------------         ------------
          Class 3-B1.................$    4,455,933.72         $     999.31
                                     -----------------         ------------
          Class 3-B2.................$    4,455,933.72         $     999.31
                                     -----------------         ------------
          Class 3-B3.................$    2,228,466.52         $     999.31
                                     -----------------         ------------
          Class 3-B4.................$      668,539.95         $     999.31
                                     -----------------         ------------
          Class 3-B5.................$    1,560,306.60         $     999.31
                                     -----------------         ------------
          Class 3-R..................$            0.00         $       0.00
                                     -----------------         ------------
          Class 3-S..................$  406,555,477.01         $     992.24
                                     -----------------         ------------

     8. The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value...................................$                   0.00
                                                       ------------------------
          unpaid principal balance.....................$                   0.00
                                                       ------------------------
          number of related mortgage loans.............                    0.00
                                                                           ----

     9. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

          (a)  delinquent
               (1)  30-59 days
              Number   21        Principal Balance   $            6,157,250.35
                       --                            -------------------------
               (2)  60-89 days
              Number    0        Principal Balance   $                    0.00
                        -                            -------------------------
               (3)  90 days or more
              Number    0        Principal Balance   $                    0.00
                        -                            -------------------------

          (b)  in foreclosure
              Number    0        Principal Balance   $                    0.00
                        -                            -------------------------

     10. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): ...........   $                    0.00
                                                     -------------------------

     11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

                     Class 3-S: ..................                    0.330100%
                                                                      --------

     12.  Senior Percentage for such Distribution Date: ........   95.74269700%
                                                                   -----------

     13.  Group I Senior  Percentage  for such  Distribution
          Date:  ...............................................   76.59415700%
                                                                   -----------

     14.  Group  II  Senior  Percentage  for  such  Distribution
          Date:  ...............................................   19.14854000%
                                                                   -----------

     15.  Senior  Prepayment   Percentage  for  such
          Distribution   Date:  ................................  100.00000000%
                                                                  ------------

     16.  Group I Senior Prepayment Percentage for such
          Distribution Date:....................................  100.00000000%
                                                                  ------------

     17.  Group II Senior Prepayment Percentage for such
          Distribution Date:....................................    0.00000000%
                                                                    ----------

     18.  Junior Percentage for such Distribution Date: ........    4.25730300%
                                                                    ----------

     19.  Junior  Prepayment   Percentage  for  such
          Distribution   Date:  ................................    0.00000000%
                                                                    ----------